BRINSON SERIES
TRUST

SMALL CAP
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST--SMALL CAP PORTFOLIO                      SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Small Cap Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

The six months ended June 30, 2001 saw a steady downward adjustment in the expected earnings for many companies. A record number of U.S. companies issued profit warnings, a pattern often repeated in the rest of the world. High inventory levels, coupled with falling demand for many technology products, forced companies to reduce their production, write off inventories and lay off employees. The market's decline over this period reflected changing investor expectations to the new environment. The decelerating U.S. economy has negatively impacted other world markets -- export-oriented companies that relied on strong U.S. demand have suffered. The slowdown in capital spending resulted in weak corporate earnings and sluggish economic growth. For the six months ended June 30, 2001, the S&P 500 Index fell 6.70%. Small cap stocks fared better, however, for the semiannual period the Russell 2000 Index returned a strong 6.85%.

In an effort to reinvigorate the economy, the Federal Reserve (the "Fed") began a series of rate cuts early in the calendar year, making a surprise 50 basis point (one basis point equals 1/100th of one percent) decrease in the Federal Funds rate on January 3, 2001. Five more rate cuts followed through June for a total 2.75% decrease, dropping the rate to 3.75% at the period-end from 6.50% at year-end 2000. Although the rate of unemployment claims was rising at the end of the semiannual period and real GDP (gross domestic product) for the second quarter is expected to be negligible, the economy seems to have neared bottom without encountering a recession.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                          6 MONTHS      1 YEAR        INCEPTION*
SMALL CAP PORTFOLIO (CLASS H)               9.04%        14.78%         21.80%

SMALL CAP PORTFOLIO (CLASS I)               8.87         14.54          15.54

S&P 600 INDEX                               6.23         11.12          17.82

RUSSELL 2000 INDEX                          6.85          0.57          14.79

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and July 6, 1999 for Class I shares. Index performance is shown as of nearest month-end of inception of oldest share class: September 30, 1998.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and for the period from January 1, 2000 through February 29, 2000, the Portfolio's investment manager voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001 the Portfolio's Class H shares returned 9.04%, significantly outperforming both of its benchmarks -- the Russell 2000 Index and the S&P 600 Index, which returned 6.85% and 6.23%, respectively, for the period. The Portfolio's value-sensitive approach to small-cap investing benefited the Portfolio's performance during the first three months of the period. Relative returns also profited during this time from an underweighted exposure to the poorly performing technology sector, as well as an overweight in consumer cyclicals, which were major beneficiaries of declining interest rates.

Consistent with our current focus on investing in companies displaying faster than average growth rates and improving fundamentals, the Portfolio's overall growth rate and exposure to technology stocks were significantly increased by the middle of the period. These actions favorably impacted both absolute and relative returns during the second half of the period as some growth stocks -- technology stocks in particular -- were very strong performers. Performance during the latter three-month period benefited from strong stock selection in the consumer and industrial sectors.

The Portfolio is currently invested in companies that we believe are well positioned to weather any continued economic softness. We are also invested in attractively valued companies that we expect to be early beneficiaries of an economic recovery. Sector bets are roughly in line with those of the Russell 2000 Index, with a modest overweight in healthcare and consumer companies and a modest underweight in industrials and financial services firms.

PORTFOLIO STATISTICS

ASSET ALLOCATION*                                       6/30/01         12/31/00
--------------------------------------------------------------------------------
Equities                                                  97.7%          117.5%
Cash Equivalents and Other Assets in
  Excess of Liabilities                                    2.3              --
Liabilities in Excess of Other Assets+                      --           -17.5
--------------------------------------------------------------------------------
Total                                                    100.0%          100.0%

+ The percentage of liabilities in excess of other assets at December 31, 2000 is comprised primarily of a capital gain distribution that was declared on December 28, 2000 and paid on January 2, 2001.

TOP TEN STOCKS*                                                          6/30/01
--------------------------------------------------------------------------------
Cima Labs                                                                   2.4%
Right Management Consultants                                                2.0
Noven Pharmaceuticals                                                       1.9
Intertan                                                                    1.6
Trimeris                                                                    1.4
Retek                                                                       1.4
Biosite Diagnostics                                                         1.3
Sicor                                                                       1.3
Insight Enterprises                                                         1.2
DDI                                                                         1.2
--------------------------------------------------------------------------------
Total                                                                      15.7%

                                                                        12/31/00
--------------------------------------------------------------------------------
Stericycle                                                                  3.6%
Teleflex                                                                    3.5
NVR                                                                         3.1
Constellation Brands                                                        2.8
Richardson Electronics                                                      2.4
Priority Healthcare                                                         2.3
Noven Pharmaceuticals                                                       2.3
Intertan                                                                    2.3
Manitowoc                                                                   2.3
Apogent Technologies                                                        2.2
--------------------------------------------------------------------------------
Total                                                                      26.8%

TOP FIVE SECTORS*                                                        6/30/01
--------------------------------------------------------------------------------
Technology                                                                 35.6%
Healthcare                                                                 21.5
Consumer Cyclicals                                                         20.4
Financial Services                                                          8.4
Energy                                                                      6.3
--------------------------------------------------------------------------------
Total                                                                      92.2%

                                                                        12/31/00
--------------------------------------------------------------------------------
Consumer Cyclicals                                                         34.9%
Technology                                                                 31.7
Healthcare                                                                 21.2
Energy                                                                      7.8
Financial Services                                                          7.3
--------------------------------------------------------------------------------
Total                                                                     102.9%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Quasar Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Quasar Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Quasar Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Quasar Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

Small-cap growth stocks have significantly outperformed their larger-cap counterparts over the past six months, and there are several reasons to remain optimistic about their continued performance. Relative valuations remain attractive. While their relative price-to-earnings and price-to-sales ratios are above the historical lows seen last year, they remain below their historical averages. Small-cap stocks have typically helped lead the market out of economic slowdowns, a phenomenon that we expect to see in the coming six months.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

 NUMBER OF
  SHARES                                                                   VALUE
 ---------                                                                 -----
COMMON STOCKS--97.68%
AGRICULTURE, FOOD & BEVERAGE--1.09%
    2,400  Performance Food Group Co.*                                $   72,552
                                                                      ----------
APPAREL, RETAIL--1.91%
    1,800  American Eagle Outfitters, Inc.*                               63,432
    3,460  Wilsons The Leather Experts, Inc.*                             64,183
                                                                      ----------
                                                                         127,615
                                                                      ----------
BANKS--1.00%
    1,600  Greater Bay Bancorp                                            39,968
      400  Investors Financial Services Corp.*                            26,800
                                                                      ----------
                                                                          66,768
                                                                      ----------
BUSINESS SERVICES--0.11%
      500  Alliance Data Systems Corp.*                                    7,500
                                                                      ----------
CHEMICALS--1.01%
    1,200  OM Group, Inc.                                                 67,500
                                                                      ----------
COMPUTER HARDWARE--2.73%
      900  Digital Lightwave, Inc.*                                       33,264
    1,700  Optimal Robotics Corp., Class A*                               64,600
      900  Scansource, Inc.*                                              42,678
    3,200  Stratos Lightwave, Inc.*                                       41,600
                                                                      ----------
                                                                         182,142
                                                                      ----------
COMPUTER SOFTWARE--7.74%
    4,000  Actuate Corp.*                                                 38,200
    1,100  Advent Software, Inc.*                                         69,850
    3,500  Informatica Corp.*                                             60,760
    2,200  MatrixOne, Inc.*                                               51,018
    1,400  NetIQ*                                                         43,806
      700  Precise Software Solutions Ltd.*                               21,490
    1,900  Retek, Inc.*                                                   91,086
      700  SmartForce PLC, ADR*                                           24,661
    2,700  Take-Two Interactive Software, Inc.*                           50,085
    1,100  THQ, Inc.*                                                     65,593
                                                                      ----------
                                                                         516,549
                                                                      ----------
CONSTRUCTION--2.48%
    4,200  Dal-Tile International, Inc.*                                  77,910
    1,000  Insituform Technologies, Inc., Class A*                        36,500
    1,300  Toll Brothers, Inc.*                                           51,103
                                                                      ----------
                                                                         165,513
                                                                      ----------
CONSUMER DURABLES--0.29%
      700  Furniture Brands International, Inc.*                          19,600
                                                                      ----------
DRUGS & Medicine--14.14%
    1,500  Albany Molecular Research, Inc.*                               57,015
      900  Argonaut Technologies, Inc.*                                    4,680
    2,000  Cima Labs, Inc.*                                              157,000
    1,000  CV Therapeutics, Inc.*                                         57,000
    2,400  Dusa Pharmaceuticals, Inc.*                                    34,272
    1,900  ICN Pharmaceuticals, Inc.                                      60,268
    1,900  InterMune, Inc.*                                           $   67,678
    1,500  Medicis Pharmaceuticals, Inc., Class A*                        79,500
    3,229  Noven Pharmaceuticals, Inc.*                                  126,577
      900  OSI Pharmaceuticals, Inc.*                                     47,331
    3,700  Sicor, Inc.*                                                   85,470
    1,300  Titan Pharmaceuticals, Inc.*                                   39,013
    1,900  Trimeris, Inc.*                                                95,133
    2,500  United Therapeutics Corp.*                                     33,375
                                                                      ----------
                                                                         944,312
                                                                      ----------
EDUCATION--0.44%
    1,300  Edison Schools, Inc.*                                          29,692
                                                                      ----------
ELECTRICAL EQUIPMENT--8.00%
    1,500  Active Power, Inc.*                                            25,020
    1,100  Amphenol Corp., Class A*                                       44,055
    1,600  C&D Technologies                                               49,600
      500  Cabot Microelectronics Corp.*                                  31,000
    1,400  Credence Systems Corp.*                                        33,936
    4,100  DDI Corp.*                                                     82,000
    2,100  Fisher Scientific International, Inc.*                         60,900
      900  L3 Communications Holding Corp.*                               68,670
    1,500  MKS Instruments, Inc.*                                         43,200
    2,700  New Focus, Inc.*                                               22,275
        1  Orbotech Ltd.*                                                     34
    1,200  Plexus Corp.*                                                  39,600
    1,000  Ulticom, Inc.*                                                 33,800
                                                                      ----------
                                                                         534,090
                                                                      ----------
ENERGY RESERVES & PRODUCTION--2.30%
    1,900  Newfield Exploration Co.*                                      60,914
    1,200  Peabody Energy Corp.*                                          39,300
    1,200  Stone Energy Corp.*                                            53,160
                                                                      ----------
                                                                         153,374
                                                                      ----------
FINANCIAL SERVICES--0.97%
    2,500  Arthur J. Gallagher & Co.                                      65,000
                                                                      ----------
FOREST PRODUCTS, PAPER--0.90%
    4,500  Pactiv Corp.*                                                  60,300
                                                                      ----------
FREIGHT, AIR, SEA & LAND--0.36%
      400  Expeditors International Washington,
           Inc.                                                           24,000
                                                                      ----------
INDUSTRIAL PARTS--0.41%
      600  Brooks Automation, Inc.*                                       27,660
                                                                      ----------
INDUSTRIAL SERVICES & SUPPLIES--3.04%
      900  Career Education Corp.*                                        53,910
    1,600  Copart, Inc.*                                                  46,800
    2,289  Greif Brothers Corp., Class A                                  69,471
    1,400  Watson Wyatt & Co. Holdings, Class A*                          32,732
                                                                      ----------
                                                                         202,913
                                                                      ----------

 NUMBER OF
  SHARES                                                                   VALUE
 ---------                                                                 -----
COMMON STOCKS--(CONTINUED)

INFORMATION & COMPUTER SERVICES--4.62%
      300  Advo, Inc.*                                                $   10,245
      700  Getty Images, Inc.*                                            18,382
    2,500  PEC Solutions, Inc.*                                           55,250
    5,092  Right Management Consultants, Inc.*                           132,901
    2,500  Tetra Tech, Inc.*                                              68,000
    2,700  US Oncology, Inc.*                                             24,003
                                                                      ----------
                                                                         308,781
                                                                      ----------
INSURANCE--1.72%
    4,300  HealthExtras, Inc.*                                            40,764
    1,000  RenaissanceRe Holdings Ltd.                                    74,100
                                                                      ----------
                                                                         114,864
                                                                      ----------
INTERNET--1.17%
    1,900  EarthLink, Inc.*                                               26,790
    1,700  Netegrity, Inc.*                                               51,000
                                                                      ----------
                                                                          77,790
                                                                      ----------
LEISURE--1.00%
    1,700  Activision, Inc.*                                              66,725
                                                                      ----------
LIFE INSURANCE--1.97%
    1,600  Reinsurance Group of America, Inc.                             60,640
    1,500  Stancorp Financial Group, Inc.                                 71,085
                                                                      ----------
                                                                         131,725
                                                                      ----------
LONG DISTANCE & PHONE COMPANIES--0.05%
      500  GT Group Telecom, Inc., Class B*                                3,000
                                                                      ----------
MANUFACTURING-HIGH TECHNOLOGY--1.12%
    3,800  Aeroflex, Inc.*                                                39,900
    2,100  Power-One, Inc.*                                               34,944
                                                                      ----------
                                                                          74,844
                                                                      ----------
MEDIA--2.25%
    1,200  Hispanic Broadcasting Corp.*.                                  34,428
      500  Insight Communications Co., Inc.*                              12,500
    2,200  Sirius Satellite Radio, Inc.*                                  26,818
    2,300  Ventiv Health, Inc.*                                           47,472
    1,800  XM Satellite Radio Holdings, Inc.,
           Class A*(1)                                                    29,160
                                                                      ----------
                                                                         150,378
                                                                      ----------
MEDICAL PRODUCTS--4.94%
    3,100  Aksys Ltd.*                                                    32,209
      300  Align Technology, Inc.*                                         2,352
    2,000  Biosite Diagnostics, Inc.*                                     89,600
    2,800  Cytyc Corp.*                                                   64,540
    1,300  Inamed Corp.*                                                  36,803
    2,100  Medicines Co.*                                                 43,029
    1,400  Teleflex, Inc.                                                 61,600
                                                                      ----------
                                                                         330,133
                                                                      ----------
MEDICAL PROVIDERS--2.40%
      800  LifePoint Hospitals, Inc.*                                 $   35,424
    2,000  Priority Healthcare Corp., Class B*                            56,560
    1,500  Universal Health Services, Inc.,
           Class B*                                                       68,250
                                                                      ----------
                                                                         160,234
                                                                      ----------
MOTOR VEHICLES--0.77%
    5,000  Tower Automotive, Inc.*                                        51,250
                                                                      ----------
OIL EQUIPMENT--0.46%
    1,500  FMC Technologies, Inc.*                                        30,975
                                                                      ----------
OIL SERVICES--4.01%
    2,600  Cal Dive International, Inc.*                                  63,960
    2,000  Hydril Co.*                                                    45,540
    2,100  Patterson-UTI Energy, Inc.*                                    37,527
    1,700  Spinnaker Exploration Co.*                                     67,762
    2,800  W.H. Energy Services, Inc.*                                    53,200
                                                                      ----------
                                                                         267,989
                                                                      ----------
OTHER INSURANCE--0.24%
      400  Radian Group, Inc.                                             16,180
                                                                      ----------
SECURITIES & ASSET MANAGEMENT--0.52%
    1,000  Eaton Vance Corp                                               34,800
                                                                      ----------
SEMICONDUCTOR--10.10%
      900  Advanced Energy Industries, Inc.*                              37,143
    2,000  Alpha Industries, Inc.*                                        59,100
    2,100  Anadigics, Inc.*                                               48,300
    1,900  Elantec Semiconductor, Inc.*                                   64,201
    2,800  Exar Corp.*                                                    55,328
    2,000  Intersil Holding Corp.*                                        72,800
    1,500  Ixys Corp.*                                                    23,400
    1,600  Micrel, Inc.*                                                  52,800
    1,100  Multilink Technology Corp.*                                    15,730
    2,700  Pericom Semiconductor Corp.*                                   42,444
    2,700  Semtech Corp.*                                                 81,000
    1,900  Stanford Microdevices, Inc.*                                   32,110
    1,300  Varian Semiconductor Equipment, Inc.*                          54,600
    3,000  Virata Corp.*                                                  35,550
                                                                      ----------
                                                                         674,506
                                                                      ----------
SPECIALTY RETAIL--8.24%
    2,000  Barnes & Noble, Inc.*                                          78,700
    1,900  Duane Reade, Inc.*                                             61,750
    1,725  Freds, Inc., Class A                                           44,419
    2,100  Galyan's Trading Co.*                                          42,840
    1,600  Hot Topic, Inc.*                                               49,760
    3,400  Insight Enterprises, Inc.*                                     83,300
    7,724  Intertan, Inc.*                                               108,136
    1,100  Ultimate Electronics, Inc.*                                    35,662
    2,100  Valuevision International, Inc., Class A*                      45,675
                                                                      ----------
                                                                         550,242
                                                                      ----------

 NUMBER OF
  SHARES                                                                   VALUE
 ---------                                                                 -----
COMMON STOCKS--(CONCLUDED)

THRIFT--2.00%
    2,100  Southwest BanCorp.*                                        $   63,441
    2,300  UCBH Holdings, Inc.                                            69,805
                                                                      ----------
                                                                         133,246
                                                                      ----------
TRANSPORTATION--1.18%
    4,100  Swift Transportation, Inc.*                                $   78,966
                                                                      ----------
Total Common Stocks (cost--$5,918,492)                                 6,523,708
                                                                      ----------

 PRINCIPAL
  AMOUNT                                                                                   MATURITY        INTEREST
   (000)                                                                                     DATE            RATE
 ---------                                                                                 --------        --------
REPURCHASE AGREEMENT--1.26%

    $84    Repurchase Agreement dated 06/29/01 with State Street Bank &
             Trust Co., collateralized by $87,000 U.S. Treasury Bills, 3.310% due
             12/27/01 (value--$85,478); proceeds: $84,028 (cost--$84,000)                  07/02/01          3.930%           84,000
                                                                                                                          ----------
Total Investments (cost--$6,002,492)--98.94%                                                                               6,607,708
Other assets in excess of liabilities--1.06%                                                                                  70,661
                                                                                                                          ----------
Net Assets--100.00%                                                                                                       $6,678,369
                                                                                                                          ==========

----------
*     Non-income producing security.
(1)   Security, or portion thereof, was on loan at June 30, 2001.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$6,002,492)                                       $ 6,607,708
Investments of cash collateral received for securities loaned, at value (cost--$23,798)           23,798
Cash                                                                                             114,041
Receivable for investments sold                                                                   73,529
Dividends and interest receivable                                                                  1,037
Other assets                                                                                       1,041
                                                                                             -----------
Total assets                                                                                   6,821,154
                                                                                             -----------
LIABILITIES
Payable for investments purchased                                                                 91,933
Payable for cash collateral for securities loaned                                                 23,798
Payable to affliates                                                                               5,441
Accrued expenses and other liabilities                                                            21,613
                                                                                             -----------
Total liabilities                                                                                142,785
                                                                                             -----------
NET ASSETS
Beneficial interest shares--$0.001 par value (unlimited amount authorized)                     5,820,400
Accumulated net investment loss                                                                  (56,314)
Accumulated net realized gains from investment transactions                                      309,067
Net unrealized appreciation of investments                                                       605,216
                                                                                             -----------
Net assets                                                                                   $ 6,678,369
                                                                                             ===========
CLASS H
Net assets                                                                                   $ 5,825,372
                                                                                             -----------
Shares outstanding                                                                               386,654
                                                                                             -----------
Net asset value, offering price and redemption value per share                                    $15.07
                                                                                                  ======
CLASS I
Net assets                                                                                   $   852,997
                                                                                             -----------
Shares outstanding                                                                                56,929
                                                                                             -----------
Net asset value, offering price and redemption value per share                                    $14.98
                                                                                                  ======

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                      FOR THE SIX
                                                                      MONTHS ENDED
                                                                     JUNE 30, 2001
                                                                      (UNAUDITED)
                                                                     -------------
INVESTMENT INCOME:
Dividends                                                              $   5,559
Interest                                                                   3,497
                                                                       ---------
                                                                           9,056
                                                                       ---------
EXPENSES:
Investment management and administration                                  30,007
Professional fees                                                         16,333
Reports and notices to shareholders                                        9,636
Trustees' fees                                                             3,750
Custody and accounting                                                     1,800
Transfer agency and related services fees                                  1,500
Distribution fees--Class I                                                   947
Other expenses                                                             1,401
                                                                       ---------
                                                                          65,374
Less: Fee waivers from investment manager                                     (4)
                                                                       ---------
Net expenses                                                              65,370
                                                                       ---------
Net investment loss                                                      (56,314)
                                                                       ---------
REALIZED AND UNREALIZED GAINS FROM INVESTMENTS ACTIVITIES:
Net realized gains from investment transactions                          316,494
Net change in unrealized appreciation/depreciation of investments        268,597
                                                                       ---------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENTS ACTIVITIES            585,091
                                                                       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 528,777
                                                                       =========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE
                                                                    SIX MONTHS ENDED            FOR THE
                                                                      JUNE 30, 2001            YEAR ENDED
                                                                       (UNAUDITED)          DECEMBER 31, 2000
                                                                    ----------------        -----------------
FROM OPERATIONS:
Net investment loss                                                    $   (56,314)            $   (88,439)
Net realized gains from investment transactions                            316,494               1,125,840
Net change in unrealized appreciation/depreciation of investments          268,597                (267,670)
                                                                       -----------             -----------
Net increase in net assets resulting from operations                       528,777                 769,731
                                                                       -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions--Class H                        --              (1,193,182)
Net realized gains from investment transactions--Class I                        --                (153,228)
                                                                       -----------             -----------
Total distributions to shareholders                                             --              (1,346,410)
                                                                       -----------             -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                        20,435                 769,277
Cost of shares repurchased                                                (166,758)               (312,938)
Proceeds from dividends reinvested                                       1,042,165                 304,245
                                                                       -----------             -----------
Net increase in net assets from beneficial interest transactions           895,842                 760,584
                                                                       -----------             -----------
Net increase in net assets                                               1,424,619                 183,905

NET ASSETS:
Beginning of period                                                      5,253,750               5,069,845
                                                                       -----------             -----------
End of period                                                          $ 6,678,369             $ 5,253,750
                                                                       ===========             ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Small Cap Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital"), the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date ("ex-date"). Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract with Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 1.00% of the Portfolio's average daily net assets.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, computed daily and paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets.

      At June 30, 2001, the Portfolio owed Brinson Advisors $5,246 in investment management and administration fees. Brinson Advisors waived a portion of its investment management and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Brinson Private Money Market

Fund LLC. For the six months ended June 30, 2001, Brinson Advisors waived $4 of its investment management and administration fees.

      For the six months ended June 30, 2001, the Portfolio did not pay brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

      Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Brinson Advisors a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Brinson Advisors pays the entire distribution fee to the insurance companies. At June 30, 2001 the Portfolio owed Brinson Advisors $168 in distribution fees.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2001, UBS PaineWebber earned $932 in compensation as the Portfolio's lending agent and the Portfolio earned compensation of $2,752 net of fees, rebates and expenses. At June 30, 2001, the Portfolio owed UBS PaineWebber $27 for securities lending fees. UBS PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

      At June 30, 2001, the Portfolio had securities on loan having a market value of $22,680. The Portfolio's custodian held cash having an aggregate value of $23,798 as collateral for portfolio securities loaned which was invested as follows:

            NUMBER OF                                                                 MARKET
             SHARES                                                                   VALUE
            ---------                                                                 ------
              8,622    AIM Liquid Assets Portfolio                                   $ 8,622
              2,960    Aim Prime Portfolio                                             2,960
             12,216    Brinson Private Money Market Fund LLC                          12,216
                                                                                     -------
                       Total investments of cash collateral received                 $23,798
                         for securities loaned (cost--$23,798)                       =======

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

----------
*UBS PaineWebber is a service mark of UBS AG

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:

            Gross appreciation (investments having an excess of value over cost)      $1,111,951
            Gross depreciation (investments having an excess of cost over value)        (506,735)
                                                                                      ----------
            Net unrealized appreciation of investments                                $  605,216
                                                                                      ==========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $4,330,457 and $4,562,695, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                  CLASS H                        CLASS I
SIX MONTHS ENDED          -----------------------       ------------------------
JUNE 30, 2001:             SHARES         AMOUNT         SHARES          AMOUNT
                          -------       ---------       --------       ---------
Shares sold                    --       $      --          1,595       $  20,435
Shares redeemed           (10,635)       (147,076)        (1,517)        (19,682)
Dividends reinvested       64,630         911,929          9,269         130,236
                          -------       ---------       --------       ---------
Net increase               53,995       $ 764,853          9,347       $ 130,989
                          =======       =========       ========       =========

YEAR ENDED
DECEMBER 31, 2000:
Shares sold                11,524       $ 179,285         37,511       $ 589,992
Shares redeemed            (8,958)       (140,395)       (11,147)       (172,543)
Dividends reinvested       17,672         280,987          1,466          23,258
                          -------       ---------       --------       ---------
Net increase               20,238       $ 319,877         27,830       $ 440,707
                          =======       =========       ========       =========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             CLASS H                                       CLASS I
                                        ------------------------------------------------  ------------------------------------------
                                                            FOR THE       FOR THE PERIOD                              FOR THE PERIOD
                                         FOR THE SIX      YEARS ENDED     SEPTEMBER 28,    FOR THE SIX     FOR THE        JULY 6,
                                         MONTHS ENDED     DECEMBER 31,    1998+ THROUGH    MONTHS ENDED   YEAR ENDED  1999++ THROUGH
                                        JUNE 30, 2001   ----------------   DECEMBER 31,   JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,
                                         (UNAUDITED)    2000#      1999       1998         (UNAUDITED)      2000#          1999
                                        -------------   ------    ------  --------------  -------------  ------------ --------------
Net asset value, beginning of period       $13.82       $15.26    $14.90     $12.00           $13.76        $15.25         $14.70
                                           ------       ------    ------     ------           ------        ------         ------
Net investment loss                         (0.13)       (0.23)    (0.41)     (0.04)           (0.14)        (0.22)         (0.12)
Net realized and unrealized gains
  from investments                           1.38         2.42      1.32       3.67             1.36          2.36           1.22
                                           ------       ------    ------     ------           ------        ------         ------
Net increase from investment operations      1.25         2.19      0.91       3.63             1.22          2.14           1.10
                                           ------       ------    ------     ------           ------        ------         ------
Distributions from net realized gains
  from investment transactions                 --        (3.63)    (0.55)     (0.73)              --         (3.63)         (0.55)
                                           ------       ------    ------     ------           ------        ------         ------
Net asset value, end of period             $15.07       $13.82    $15.26     $14.90           $14.98        $13.76         $15.25
                                           ======       ======    ======     ======           ======        ======         ======
Total investment return (1)                  9.04%       14.21%     6.13%     30.36%            8.87%        13.88%          7.51%
                                           ======       ======    ======     ======           ======        ======         ======
Ratios/Supplemental data:
Net assets, end of period (000's)          $5,825       $4,599    $4,769     $4,057           $  853        $  655         $  301
Expenses to average net assets, before
  waiver from manager                        2.17%*       2.21%     3.86%      1.94%*           2.42%*        2.46%          4.05%*
Expenses to average net assets, after
  waiver from manager                        2.17%*       2.21%     3.86%      1.94%*           2.42%*        2.44%          3.80%*
Net investment loss to average
  net assets, before waiver from manager    (1.87)%*     (1.48)%   (3.09)%    (1.27)%*         (2.11)%*      (1.72)%        (3.38)%*
Net investment loss to average
  net assets, after waiver from manager     (1.87)%*     (1.48)%   (3.09)%    (1.27)%*         (2.11)%*      (1.70)%        (3.13)%*
Portfolio turnover                             70%         142%       98%        17%              70%          142%            98%

----------
+     Commencement of issuance of shares

# Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

*     Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 1                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION
CONTRACT BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC.
("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
WITH RESPECT TO SMALL CAP PORTFOLIO ("FUND")                                          400,016             0            0

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 2                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT
TO THE FUND                                                                           400,016             0            0

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 3                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND
THE TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS
FOR THE FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS
WITHOUT FURTHER SHAREHOLDER APPROVAL                                                  400,016             0            0

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved